UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                    FORM 8-K

                                 Current Report

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: April 5, 2006

                          WORLD ENERGY SOLUTIONS, INC.
              (Exact Name of Small Business Issuer in Its Charter)

         Florida                       0-25097                  65-078-3722
(State or other jurisdiction         (Commission               (IRS Employer
    of Incorporation)                File Number)            Identification No.)


    3900A 31st Street North, St. Petersburg, Florida         33714
       (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: 727-525-5552

                     Advanced 3-D Ultrasound Services, Inc.
         (Former Name or Former Address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[ ]  Soliciting  material  pursuant to rule 14a-12 under the Exchange Act
     (17  CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

     On April 3, 2006 World Energy Solutions, Inc. ("WES" or the "Company") entered into a Financial and Strategic Consulting Agreement (the "Agreement") with Gray Capital Partners, Inc. ("Gray Capital") of Atlanta, Georgia. Pursuant to the Agreement, Gray Capital will introduce the Company to prospective capital sources and actively assist the Company with negotiations regarding terms and structuring of equity capital financing, senior or sub-debt, convertible debt instruments and/or commercial credit lines. The purpose of securing the equity investments and debt financing is for use by WES in the execution of its business plan and acquisitions on a best efforts basis. The term of the Agreement is for a period of one year.

     The Agreement provides Gray Capital will assist the Company with acquiring equity capital financing in amounts of up to ten million dollars
($10,000,000.00). The Agreement also provides Gray Capital will assist the Company in acquiring project financing through, among other things, secured senior debt in an amount of up to one hundred million dollars ($100,000,000.00). The security to be provided by the Company for said debt financing is undetermined as of the date of the Agreement and will be ascertained as debt financing arrangements are negotiated.

     Finally, Gray Capital will assist the Company in identifying merger and acquisition targets, as well as venture capital funds, hedge funds, underwriters and market makers and further provide consulting services toward the strategic development and deployment of the Company's unique energy conservation services business model.

     In exchange for the services to be rendered under the Agreement, the Company has issued to Gray Capital, six million, three hundred nine thousand (6,309,000) shares of the Company's restricted common stock.



SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities.

     Pursuant to the Agreement identified in Item 1.01 above, the Company issued 6,309,000 shares of its restricted common stock to Gray Capital Partners, Inc. on April 4, 2006.

     As consideration for its receipt of the Company's restricted common stock, Gray Capital has agreed to assist the Company with acquiring equity capital financing in amounts of up to ten million dollars ($10,000,000.00). The Agreement also provides that Gray Capital will assist the Company in acquiring project financing through, among other things, secured senior debt in an amount of up to one hundred million dollars ($100,000,000.00). Finally, Gray Capital will assist the Company in identifying merger and acquisition targets, as well as venture capital funds, hedge funds, underwriters and market makers and further provide consulting services toward the strategic development and deployment of the Company's unique energy conservation services business model.



SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

Exhibit Number                                                        Location
and Description                                                       Reference
--------------------------------------------------------------------------------
(10.0)     Material Definitive Contract

           (10.1)     Financial and Strategic Consulting
                      Agreement                                   Filed Herewith


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                WORLD ENERGY SOLUTIONS, INC.
                                                (Registrant)

Dated: April 5, 2006


                                                By: /s/ Benjamin C. Croxton
                                                ---------------------------
                                                Benjamin C. Croxton
                                                Chief Executive Officer
                                                Chief Financial Officer